SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

     Filed by the  registrant  |X|
     Filed by a party other than the  registrant |_|
     Check the  appropriate  box:
     |X| Preliminary proxy  statement  |_| Confidential,  for Use of the
     |_| Definitive proxy statement        Commission Only
     |_| Definitive additional materials   (as  permitted  by  Rule 14a-6(e)(2))
     |_| Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                         THE DESSAUER GLOBAL EQUITY FUND
                (Name of Registrant as Specified in Its Charter)

                                Aviva L. Grossman
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

     |X|  No fee required.

     |_| Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

     (2)  Aggregate number of securities to which transaction applies:

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:

     (4)  Proposed maximum aggregate value of transaction:

     (5)  Total fee paid:

     |_|  Fee paid previously with preliminary materials.

     |_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount previously paid:

     (2)  Form, schedule or registration statement no.:

     (3)  Filing party:

     (4)  Date filed:

                         THE DESSAUER GLOBAL EQUITY FUND
                                  4 Main Street
                          Orleans, Massachusetts 02653
                                 (508) 255-1651


Dear Shareholder:

         You are invited to attend an Annual Meeting of the shareholders (the "Meeting") of The Dessauer Global Equity Fund (the "Fund"), on June 26, 1999 at 10:00 Eastern time at the New York Hilton & Towers, 1335 Avenue of the Americas, New York, New York 10019. At the Meeting, we will ask shareholders to consider and approve:

          1. A proposal to elect six (6) Trustees, who will hold office until the election and qualification of their successors;

          2. A proposal to ratify or reject the selection of Ernst & Young LLP as independent auditors of the Fund;

          3.   A  proposal   to  clarify  the  Fund's   fundamental   investment
               restriction regarding borrowing; and

          4. Any other business properly brought before the Meeting or any adjournment(s) thereof.

         We anticipate that approving these proposals will benefit all shareholders of the Fund. The Board of Trustees has given careful consideration to these proposals and has concluded that they are in the best interests of the Fund and its shareholders. We urge you to approve these proposals.

         We welcome your attendance at the Annual Meeting. If you are unable to attend, please sign, date and return the enclosed proxy card promptly in order to spare the additional proxy solicitation expense.

Dated:   May ___, 1999
                                              By Order of the Board of Trustees,


                                              Linda R. Reed, Secretary


         You can help avoid the necessity and expense of sending follow-up letters to ensure a quorum by promptly returning the enclosed proxy. If you are unable to attend the Meeting, please mark, sign, date, and return the enclosed proxy so that the necessary quorum may be represented at the Meeting. The enclosed envelope requires no postage if mailed in the United States.

               PRELIMINARY PROXY MATERIALS FOR THE INFORMATION OF
                   THE SECURITIES AND EXCHANGE COMMISSION ONLY

                         THE DESSAUER GLOBAL EQUITY FUND
                                  4 Main Street
                          Orleans, Massachusetts 02653
                                 (508) 255-1651


                    Notice of Annual Meeting of Shareholders
                            to be held June 26, 1999

         You are invited to attend an Annual Meeting of the shareholders (the "Meeting") of The Dessauer Global Equity Fund (the "Fund"), a Delaware business trust, on June 26, 1999 at 10:00 Eastern time at the New York Hilton & Towers, 1335 Avenue of the Americas, New York, New York 10019. At the meeting, we will ask shareholders to vote on:

          1. A proposal to elect six (6) Trustees, who will hold office until the election and qualification of their successors;

          2. A proposal to ratify or reject the selection of Ernst & Young LLP as independent auditors of the Fund;

          3.   A  proposal   to  clarify  the  Fund's   fundamental   investment
               restriction regarding borrowing; and

          4. Any other business properly brought before the Meeting or any adjournment(s) thereof.

         Any shareholder who owned shares of the Fund on April 30, 1999 (the "Record Date") will receive notice of the Meeting and will be entitled to vote at the Meeting or any and all adjournment(s) of the Meeting. Please read the full text of the Proxy Statement for a complete understanding of the proposals.

Dated:   May ___, 1999
                                              By Order of the Board of Trustees,


                                              Linda R. Reed, Secretary



         You can help avoid the necessity and expense of sending follow-up letters to ensure a quorum by promptly returning the enclosed proxy. If you are unable to attend the Meeting, please mark, sign, date, and return the enclosed proxy so that the necessary quorum may be represented at the Meeting. The enclosed envelope requires no postage if mailed in the United States.

               PRELIMINARY PROXY MATERIALS FOR THE INFORMATION OF
                   THE SECURITIES AND EXCHANGE COMMISSION ONLY

                         THE DESSAUER GLOBAL EQUITY FUND

                                 PROXY STATEMENT
                               Dated May __, 1999

                         ANNUAL MEETING OF SHAREHOLDERS
                                   TO BE HELD
                                  June 26, 1999

GENERAL INFORMATION

         This is a proxy statement for The Dessauer Global Equity Fund (the "Fund"), a Delaware business trust. The Trustees of the Fund are soliciting your proxy for an Annual Meeting of shareholders (the "Meeting") to approve proposals that have already been approved by the Trustees. The Meeting will be held on June 26, 1999 at 10:00 a.m. Eastern time at the New York Hilton & Towers, 1335 Avenue of the Americas, New York, New York 10019.

         The Meeting has been called for the following purposes:

          1. To elect six (6) Trustees to hold office until the election and qualification of their successors;

          2. To ratify or reject the selection of Ernst & Young LLP as independent auditors of the Fund;

          3.   To  clarify  the  Fund's   fundamental   investment   restriction
               regarding borrowing; and

          4. To transact such other business as may properly come before the Meeting or any adjournment(s) thereof.


         You should read this entire Proxy Statement before voting. If you have any questions, please call us at 800-560-0086.

         We are first mailing this Proxy Statement, Notice of Meeting and Proxy Card to Shareholders on or about May 24, 1999.

         The Fund is required by federal law to file reports, proxy statements and other information with the Securities and Exchange Commission (the "SEC"). The SEC maintains a Web site that contains information about the Fund. Any such proxy material, reports and other information can be inspected and copied at the public reference facilities of the SEC, 450 Fifth Street, N.W., Washington, D.C. 20549 and at the SEC's New York Regional Office, Seven World Trade Center, New York, NY 10048. Copies of such materials can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services of the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates.

         The Board of Trustees has fixed the close of business on April 30, 1999 as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Meeting or any adjournment(s) thereof (the "Record Date"). As of the Record Date, there were approximately ______________ outstanding shares of the Fund. The holders of each share of the Fund shall be entitled to one vote for each full share and a fractional vote for each fractional share. As of April 30, 1999, the following shareholders owned, directly or indirectly, 5% or more of the Fund's outstanding shares:

              Name and Address               Number of Shares           Percent
            of Beneficial Owner             Beneficially Owned          of Fund
            -------------------             ------------------          -------

                                               ------------               ---%




         A copy of the Fund's annual report for the fiscal year ended March 31, 1999 may be received, free of charge, by calling the Fund, toll free, at 800-560-0086.


                                   Proposal 1

                              ELECTION OF TRUSTEES


         The Fund proposes that shareholders elect as Trustees the individuals (the "Nominees") listed below, each to serve until their successors have been elected and shall have qualified. The Board of Trustees consists of six Trustees, at least four of whom must be Independent Trustees (trustees who are not "interested persons" as defined in the 1940 Act). If authority is granted on the accompanying proxy to vote in the election of Trustees, the persons named as proxies will vote for the Nominees named below, each of whom has consented to serve if elected. If any Nominee is unavailable to serve for any reason, the persons named as proxies will vote for such other Nominee or Nominees selected by the Board of Trustees or the Board may reduce the number of Trustees as provided in the Fund's By-Laws. The Fund currently knows of no reason why any of the Nominees listed below will be unable to serve if elected.

Nominees for Election to the Board of Trustees


                                                                                                        Shares Owned
Nominee's Name                      Principal Occupation (s)              Year First Became          Beneficially April
Address*** and Age                  During Past 5 Years                      A Trustee                   30, 1999**
------------------                  -------------------                      ---------                   ----------

*John P. Dessauer, 62               ______________;                             1997                       13,264
Chairman and Trustee                Chairman of Dessauer &
                                    McIntyre Asset
                                    Management, Inc. from
                                    _____ until April 27,
                                    1999

*Thomas P. McIntyre, 42             President, Dessauer &                       1997                        7,147
President and Trustee               McIntyre Asset
                                    Management, Inc.


                                        2




Max A. Fischer, 61                  Independent Financial                       1997                          0
Trustee                             Consultant; formerly,
                                    General Manager,
                                    Shearson Lehman
                                    Brothers Bank
                                    (Switzerland)

Ingrid R. Hendershot, 40            President, Hendershot                       1997                         700
Trustee                             Investments; Vice
                                    President,  Financial Analyst,  Growth Stock
                                    Outlook,    Inc.;   Vice   President,    The
                                    Washington  Society of Investment  Analysts,
                                    Inc.

Kevin A. Melich, 57                 Partner, Chartwell                          1997                          0
Trustee                             Investment Partners;
                                    formerly, Portfolio
                                    Manager, Delaware
                                    Investment Advisers;
                                    Trustee, Chartwell
                                    Dividend & Income Fund

J. Brooks Reece, 51                 Vice President, Sales &                     1997                          0
Trustee                             Marketing, Adcole
                                    Corporation; Trustee,
                                    Guinness Flight
                                    Investment Funds

------------

* An "interested person" of the Trust, as defined by Section 2(a)(19) of the 1940 Act.

** Beneficial ownership is defined in accordance with the rules of the Securities and Exchange Commission and means generally the power to vote or dispose of shares, regardless of any economic interest therein.

***  The address of each Nominee is 4 Main Street, Orleans Massachusetts 02653.

         The six Nominees for election to the Board of Trustees also serve as the current Trustees and principal executive officers of the Fund. The Board of Trustees met four times during the period April 1, 1998 through April 30, 1999, including one telephonic meeting, and each of the Trustees attended at least 75% of those meetings. The Board has an Audit Committee and a Valuation Committee, each consisting of Max A. Fischer, Ingrid R. Hendershot, Kevin A. Melich and J. Brooks Reece, Jr. The Audit Committee is responsible for reviewing the scope and results of the Fund's annual audit with the Fund's independent accountants and for recommending the engagement of the independent accountants. The Valuation Committee is responsible for the valuation of the

Fund's assets. The Audit and Valuation Committees did not meet during the period April 1, 1998 through April 30, 1999.

Remuneration of Trustees and Certain Executive Officers

         Each Trustee except John P. Dessauer and Thomas P. McIntyre is reimbursed for expenses incurred in attending each meeting of the Board of Trustees or any committee thereof. Each Trustee except John P. Dessauer and Thomas P. McIntyre receives a fee for serving on the Board of Trustees of the Fund.

         Set forth below is information regarding compensation paid or accrued for the fiscal year ended March 31, 1999 for each Trustee:

====================================================================================================================================
                                                         Pension or                            Total Compensation
                                                    Retirement Benefits     Estimated Annual          From              Number of
                                Aggregate            Accrued as Part of      Benefits Upon       Fund and Fund        Directorships
Name of Trustee          Compensation from Fund        Fund Expenses           Retirement           Complex          in Fund Complex
------------------------------------------------------------------------------------------------------------------------------------
John P. Dessauer                    $0                        $0                    $0                  $0                   1
------------------------------------------------------------------------------------------------------------------------------------
Thomas P. McIntyre                  $0                        $0                    $0                  $0                   1
------------------------------------------------------------------------------------------------------------------------------------
Max A. Fischer                    $3,750                      $0                    $0                $3,750                 1
------------------------------------------------------------------------------------------------------------------------------------
Ingrid K. Hendershot              $3,750                      $0                    $0                $3,750                 1
------------------------------------------------------------------------------------------------------------------------------------
Kevin A. Melich                   $3,750                      $0                    $0                $3,750                 1
------------------------------------------------------------------------------------------------------------------------------------
J. Brooks Reece                   $3,750                      $0                    $0                $3,750                 1
------------------------------------------------------------------------------------------------------------------------------------

REQUIRED VOTE AND BOARD OF TRUSTEES' RECOMMENDATION

         The election of the Nominees to the Board of Trustees will require the affirmative vote of a plurality of the votes cast at the meeting in person or by proxy.

               THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS
                   VOTE "FOR" THE ELECTION OF NOMINEES TO THE
                               BOARD OF TRUSTEES.

                                   Proposal 2

                          RATIFICATION OR REJECTION OF
                              INDEPENDENT AUDITORS


         The Trustees, including the Independent Trustees, unanimously appointed Ernst & Young LLP, as independent auditors to examine and to report on the financial statements of the Fund for the fiscal year ending March 31, 2000. That appointment was expressly conditioned upon the right of the Fund by a vote of the majority of the outstanding voting securities at any meeting called for the purpose to terminate such employment. The Board's selection of Ernst & Young LLP is hereby submitted to shareholders for ratification.

         Ernst & Young LLP served as the Fund's independent auditors during its most recent fiscal period ended March 31, 1999. Services performed by Ernst & Young LLP included auditing the Fund's financial statements and services related to various filings the Fund made with the Securities and Exchange Commission. Ernst & Young LLP has informed the Fund that neither Ernst & Young

LLP nor any of its partners has any direct or material indirect financial interest in the Fund. Representatives of Ernst & Young LLP are not expected to be present at the Meeting but have been given the opportunity to make a statement if they so desire, and will be available by telephone should any matter arise requiring their participation.

REQUIRED VOTE AND BOARD OF TRUSTEES' RECOMMENDATION

         Approval of the selection of Ernst & Young LLP as independent auditors to examine and report on the financial statements of the Fund for the fiscal year ending March 31, 2000 requires the affirmative vote of a majority of the votes cast at the Meeting in person or by proxy, provided that a quorum is present at the Meeting.

                THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT
                 SHAREHOLDERS VOTE "FOR" THE FOREGOING PROPOSAL.


                                   Proposal 3

                           CLARIFICATION OF THE FUND'S
                       FUNDAMENTAL INVESTMENT RESTRICTION
                               REGARDING BORROWING

         The 1940 Act requires a registered investment company, including the Fund, to have certain specific investment policies that can be changed only by a vote of a majority of the company's shareholders. Investment companies may also elect to designate other policies that may be changed only by a shareholder vote. Both types of policies are often referred to as "fundamental investment restrictions." These investment restrictions have been in effect since the Fund's inception and are described in the Fund's Statement of Additional Information. The Fund is proposing to clarify one of these investment restrictions with regard to borrowing.

         The current investment restriction states that the Fund may not:

                  Borrow money or issue senior securities or pledge its assets, except that the Fund may borrow up to 33 1/3% of the value of its total assets from a bank (i) for temporary or emergency purposes, including to meet redemption requests if the Fund is operating as an open-end investment company, (ii) for such short-term credits necessary for the clearance or settlement of the transactions, (iii) to finance repurchase of its Shares or (iv) to pay dividends required to be distributed in order for the Fund to maintain its qualification as a regulated investment company under the Code or otherwise to avoid taxation under the Code in amounts not exceeding 5% of its total assets (including the amount borrowed and excluding the liability for the borrowings).

         The Fund proposes to change this investment restriction to state that:

                  (1) The Fund may borrow money to the extent permitted under the Investment Company Act of 1940.

                  (2) The Fund may not issue any senior security (as defined in the Investment Company Act of 1940), except that the Fund may (a) engage in transactions that result in the issuance of senior securities to the extent permitted under applicable regulations and interpretations of the Investment Company Act of 1940, an exemptive order or interpretation of the staff of the Securities and

                        Exchange Commission; (b) acquire other securities, the acquisition of which may result in the issuance of a senior security, to the extent permitted under applicable regulations or interpretations of the Investment Company Act of 1940; (c) issue multiple classes of shares in accordance with the regulations of the Securities and Exchange Commission; and (d) to the extent it might be considered the issuance of a senior security, borrow money as authorized by the Investment Company Act of 1940.

         This change clarifies the Fund's investment restrictions regarding borrowing and gives the Fund the flexibility to borrow money and to engage in other permitted activities related to borrowing including pledging assets within the limits of the 1940 Act. The investment restrictions are clarified by being separately stated, to make it clear that the Fund may borrow money to the extent permitted under the 1940 Act. In addition, the prior investment restriction contained language that was relevant only because the Fund was a closed-end fund. Since the Fund has converted to an open-end fund, changing this restriction will give the Fund greater flexibility to respond to regulatory developments and changes in the financial markets without incurring the cost and expense of a shareholder meeting. Borrowing money to purchase securities may place the Fund at risk and therefore the Fund has no current intention to borrow money to purchase securities. The Fund may, however, pledge some securities to secure the committed line of credit obtained from BankBoston, N.A., for the purpose of meeting redemptions of shares.


REQUIRED VOTE AND BOARD OF TRUSTEES' RECOMMENDATION

         Approval of the clarification of the fundamental investment restriction regarding borrowing requires the affirmative vote of a "majority of the outstanding voting securities" of the Fund, which, for this purpose, means the affirmative vote of the lesser of (1) more than 50% of the outstanding shares of the Fund, or (2) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are represented at the Meeting in person or by proxy.

                THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT
                 SHAREHOLDERS VOTE "FOR" THE FOREGOING PROPOSAL.



OTHER INFORMATION

The Investment  Adviser.  The Fund's  investment  adviser is Dessauer & McIntyre
Asset Management, Inc. ("Dessauer & McIntyre") is a registered investment adviser located at 4 Main Street, Orleans, Massachusetts 02653. As of March 31, 1999, Dessauer & McIntyre managed $411.8 million in both U.S. and international assets for its clients.

The Principal Underwriter. The Fund's principal underwriter is First Fund Distributors, Inc., 4455 E. Camelback Road, Suite 261E, Phoenix, Arizona 85018.

The   Administrator.    The   Fund's   Administrator   is   Investment   Company
Administration, L.L.C., 2020 E. Financial Way, Suite 100, Glendora, California 91741.

Proxy Solicitation. The Fund will solicit shareholder proxies primarily by mail, but may also solicit proxies by telephone, telegraph, facsimile, or person interview conducted by certain officers or employees of the Fund, Dessauer & McIntyre, the Fund's administrator, and any of their affiliates, none of whom will receive compensation therefor. The Fund may retain an outside firm to solicit proxies on the Fund's behalf. If an outside firm is retained, the Fund expects to pay $5,000 for proxy solicitation services.

Proxy Solicitation Costs. The Fund will pay all costs of soliciting proxies from its own shareholders, including costs relating to the printing, mailing and tabulation of proxies. By voting immediately, you can help the Fund avoid the considerable expense of a second proxy solicitation.

Quorum. In order for these proposals to be voted, the Fund must achieve a quorum. This means that one third (1/3) of the Fund's shares must be represented at the meeting, either in person or by proxy. All returned proxies count towards a quorum, regardless of how they are voted. The Fund will count broker non-votes toward a quorum, but not toward the approval of any proposal. (A broker non-vote is a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have discretionary power).

         If a quorum is not present when the Meeting is called to order, then the proxy attorneys may vote those proxies that have been received to adjourn the Meeting to a later date. If a quorum is present but sufficient votes in favor or one or more proposals have not been received, the proxy attorneys may propose one or more adjournments of the Meeting to permit further proxy solicitations. All such adjournments require the affirmative vote of a majority of the shares present at the Meeting. The proxy attorneys will vote the proxies that they are entitled to vote in favor of the proposal, in favor of the adjournment, and those proxies that are required to be voted against the proposal, against the adjournment. If there are sufficient votes for the approval of one or more proposals, a vote may be taken on those proposals prior to any such adjournment if it is otherwise appropriate. Adjourned session or sessions may be held within a reasonable time after June 26, 1999 without the necessity of further notice.

Returning a signed but unmarked proxy. If you sign and return the proxy ballot, but do not indicate a choice as to any of the proposals on the proxy ballot, the proxy attorneys will vote those shares of beneficial interest ("shares") for the proposal(s).

Revoking your proxy. You can revoke your proxy at any time up until the voting results are announced. You can revoke your proxy by giving notice to the Secretary of the Fund prior to the Meeting or by delivering a subsequently dated proxy or by attending and voting at the Meeting in person.

Other Matters. As of the date of this proxy statement, the only business which management intends to present or knows that others will present is the business mentioned in the Notice of Meeting. If other matters do come up, the proxies will use their best judgment to vote on behalf of shareholders. If you do not want the proxies to vote other matters on your behalf, you must give notice to the Fund in writing before the meeting that the proxies are not authorized to vote other matters on your behalf.

Submission of Proposals for the Next Annual Meeting of the Fund.

         Under the Fund's Trust Instrument and By-Laws, annual meetings of shareholders are not required to be held unless necessary under the 1940 Act (for example, when fewer than a majority of the Trustees have been elected by shareholders). However, rules of the New York Stock Exchange, on which the shares of the Fund were traded when it was a closed-end fund, required that the Fund hold annual meetings. Since the Fund has converted to an open-end fund, the Fund will no longer hold annual shareholder meetings. A shareholder proposal intended to be presented at any meeting hereafter called should be sent to the Fund at 4 Main Street, Orleans, Massachusetts 02653, and must be received by the Fund within a reasonable time before the solicitation relating thereto is made in order to be included in the notice or proxy statement related to such meeting. The submission by a shareholder of a proposal for inclusion in a proxy statement does not guarantee that it will be included. Shareholder proposals are subject to certain regulations under federal securities law.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. IF YOU DO NOT EXPECT TO ATTEND THE MEETING, PLEASE SIGN YOUR PROXY CARD PROMPTLY AND RETURN IT IN THE ENCLOSED ENVELOPE TO AVOID UNNECESSARY EXPENSE AND DELAY. NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES.

                                            By Order of the Board of Trustees,



                                            /s/ Linda R. Reed
                                            -----------------
                                            Linda R. Reed, Secretary

                         THE DESSAUER GLOBAL EQUITY FUND
                                      PROXY

         THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES of The Dessauer Global Equity Fund (the "Fund") for use at an Annual Meeting of Shareholders to be held at the New York Hilton & Towers, 1335 Avenue of the Americas, New York, New York 10019 on June 26, 1999 at 10:00 a.m. Eastern time.

         The undersigned hereby appoints Thomas P. McIntyre and Robert Flynn, and each of them, with full power of substitution, as proxies of the undersigned to vote at the above-stated Annual Meeting, and at all adjournments thereof, all shares of beneficial interest of the Fund that are held of record by the undersigned on the record date for the Annual Meeting, upon the following matters:

         Please mark boxes in blue or black ink.

ITEM 1. Votes on Proposal to elect six trustees to serve as members of the Board of Trustees of the Fund. The nominees are: John P. Dessauer, Thomas P. McIntyre, Max A. Fischer, Ingrid R. Hendershot, Kevin Melich and J. Brooks Reece.

                                         FOR ALL
            FOR       WITHHOLD           EXCEPT
            |_|          |_|               |_|         TO WITHHOLD AUTHORITY
                                                       TO VOTE FOR ANY
                                                       INDIVIDUAL NOMINEE,
                                                       MARK THE "FOR ALL
                                                       EXCEPT" BOX, AND STRIKE
                                                       A LINE THROUGH THE
                                                       NOMINEE'S NAME IN THE
                                                       LIST ABOVE.


ITEM 2. Vote on Proposal to ratify the selection of Ernst & Young LLP as independent auditors of the Fund.

            FOR       AGAINST           ABSTAIN
            |_|         |_|               |_|

ITEM 3.  Vote  on  Proposal  to  clarify  the  Fund's   fundamental   investment
         restriction regarding borrowing.

            FOR       AGAINST           ABSTAIN
            |_|       |_|               |_|

--------------------------------------------------------------------------------


         Every properly signed proxy will be voted in the manner specified thereon and, in the absence of specification, will be treated as GRANTING authority to vote FOR Proposal 1, to elect the slate of six nominees to serve as members of the Board of Trustees of the Trust and FOR Proposal 2, to ratify the selection of Ernst & Young LLP as independent auditors of the Fund and FOR Proposal 3, to clarify the Fund's fundamental investment restriction regarding borrowing.

         Receipt of a Combined Notice of Annual Meeting and Proxy Statement is hereby acknowledged.

PLEASE SIGN, DATE AND RETURN PROMPTLY.


IMPORTANT:  Joint owners must                ------------------------------------------
EACH sign.  When signing as attorney,        Sign here exactly as name(s) appears hereon
executor, administrator, trustee, guardian
or corporate officer, please give your full
title as such.                               ------------------------------------------

                                             Dated:________________________________, 1999



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